UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
To Section 13 or 15(d) of the
Securities Exchange Act of 1934

September 9, 2005
Date of report (Date of earliest event reported)

       TOOTSIE ROLL INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Its charter)



        Virginia
(State or Other Jurisdiction of Incorporation)

        001-01361
(Commission File Number)

        22-1318955
(I.R.S. Employer Identification No.)

 7401 South Cicero Avenue, Chicago, Illinois  60629
(Address of Principal Executive Offices)   (Zip Code)

        773-838-3400
(Registrant's Telephone Number, Including Area Code)

        Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01.   Regulation FD Disclosure.

On September 9, 2005, Tootsie Roll Industries, Inc. issued a press release regarding the sale of a surplus parcel of real estate. A copy of the press release is attached as Exhibit 99 to this report on Form 8-K.

Item 9.01         Financial Statements and Exhibits.

(c)      Exhibits

Exhibit No.                Description
-----------                -----------

99                         Press Release of Tootsie Roll Industries, Inc. issued
                           September 9, 2005


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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the under-signed thereunto duly authorized.


September 9, 2005               TOOTSIE ROLL INDUSTRIES, INC.

                                By:  /s/ G. Howard Ember, Jr.
                                   G. Howard Ember, Jr.
                                   Vice President/Finance and
                                   Chief Financial Officer


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EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

99                         Press Release of Tootsie Roll Industries, Inc. issued
                           September 9, 2005